UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

ATC HEALTHCARE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-11380	11-2650500
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1983 Marcus Avenue
Lake Success, New York	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 750-1600
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 24, 2008, the Registrant issued a press release containing a discussion of its results of operations for the fiscal quarter ended November 30, 2007. A copy of this press release is included as Exhibit 99.1 to this report and is incorporated herein by reference. Pursuant to general instructions B.2 to Form 8-K, the information furnished pursuant to Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Form 8-K:

Exhibit 99.1 Copy of press release dated January 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATC HEALTHCARE, INC.

By:	/s/ David Kimbell
David Kimbell Senior Vice President-Finance, Chief Financial Officer and Treasurer

Date: January 30, 2008

Exhibit Index

Exhibit No.	Description

99.1	Copy of press release dated January 24, 2008.